DELAWARE GROUP PREMIUM FUND
                                SUPPLEMENT TO
                     STATEMENT OF ADDITIONAL INFORMATION
                                MARCH 1, 2000


Effective May 1, 2000, the following non-fundamental policies of Delchester Series (to be renamed High Yield Series) will be eliminated:

1. The Series may not invest more than 5% in any one non-U.S.
Government issuer; may not invest in more than 10% of the outstanding voting securities of any company.

2. The Series may not invest in commodities or commodities contracts.

3. The Series may not invest more than 5% of the value of its total assets in securities of companies less than 3 years old ("unseasoned issuers").

4. The Series may not invest in warrants valued at lower of cost or market exceeding 5% of the Series' net assets (including not more than 2% in warrants not listed on NYSE or AmEx).